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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 7, 2000

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                                AFFYMETRIX, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                  0-28218                        77-0319159
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)

                            3380 CENTRAL EXPRESSWAY
                         SANTA CLARA, CALIFORNIA 95051
                     Address of Principal Executive Offices

       Registrant's telephone number, including area code: (408) 731-5000

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ITEM 5.  OTHER EVENTS

    On February 9, 2000, Genetic MicroSystems, Inc. ("GMS"), a Massachusetts corporation, became a wholly-owned subsidiary of the registrant, Affymetrix, Inc. ("Affymetrix"), as a result of the merger (the "Merger") of GMS
Acquisition, Inc. ("Merger Subsidiary"), a Massachusetts corporation and a wholly-owned subsidiary of Affymetrix, with and into GMS pursuant to the Agreement and Plan of Merger, dated as of September 10, 1999, among Affymetrix,
Merger Subsidiary, GMS and certain stockholders of GMS. The merger was accounted for as a pooling of interests.

    The merger agreement has previously been filed by Affymetrix on Form S-4, as amended on January 11, 2000. Affymetrix is filing this Current Report on Form 8-K in order to file, as Exhibit 99.1 hereto, its supplemental selected consolidated financial data, management's discussion and analysis of financial condition and results of operations, and audited supplemental consolidated financial statements as of and for the periods listed therein, which have been restated to reflect the combined results of Affymetrix and GMS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro Forma Financial Information.

    Not applicable.

(c) The following exhibits are included in this report:

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
    23.1   Consent of Ernst & Young LLP, Independent Auditors

    27.1   Restated Financial Data Schedule at December 31, 1999

    27.2   Restated Financial Data Schedule at December 31, 1998

    27.3   Restated Financial Data Schedule at December 31, 1997

    99.1   Affymetrix, Inc. Supplemental Selected Consolidated
             Financial Data, Management's Discussion and Analysis of
             Financial Condition and Results of Operations,
             Supplemental Consolidated Financial Statements

           Schedule II--Valuation and qualifying accounts for the years ended December 31, 1999, 1998 and 1997
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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       AFFYMETRIX, INC.

Dated: April 7, 2000                                   By:  /s/ VERN NORVIEL
                                                            ----------------------------------------
                                                            Name: Vern Norviel
                                                            TITLE: SENIOR VICE PRESIDENT, GENERAL
                                                            COUNSEL AND CORPORATE SECRETARY

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                                 EXHIBIT INDEX

    23.1   Consent of Ernst & Young LLP, Independent Auditors

    27.1   Restated Financial Data Schedule at December 31, 1999

    27.2   Restated Financial Data Schedule at December 31, 1998

    27.3   Restated Financial Data Schedule at December 31, 1997

    99.1   Affymetrix, Inc. Supplemental Selected Consolidated
             Financial Data, Management's Discussion and Analysis of
             Financial Condition and Results of Operations,
             Supplemental Consolidated Financial Statements

           Schedule II--Valuation and qualifying accounts for the years ended December 31, 1999, 1998 and 1997

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